                                     STONEBRIDGE
                                      AGGRESSIVE
                                  GROWTH FUND, INC.


                                    ANNUAL REPORT
                                 FOR THE YEAR ENDED
                                  OCTOBER 31, 1997



                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                                OFFICERS AND DIRECTORS
                   Richard C. Barrett, CHAIRMAN, BOARD OF DIRECTORS
                                  AND VICE PRESIDENT
                         John G. Ayer, PRESIDENT AND DIRECTOR
                  Charles E. Woodhouse, VICE PRESIDENT AND DIRECTOR
                    Debra L. Newman, VICE PRESIDENT AND TREASURER
                           Craig B. Burger, VICE PRESIDENT
                         Chad S. Christensen, VICE PRESIDENT
                              James V. Hyatt, SECRETARY
                             Selvyn B. Bleifer, DIRECTOR
                              Charles F. Haas, DIRECTOR
                             William H. Taylor, DIRECTOR
                              Marvin Freedman, DIRECTOR

                                  INVESTMENT ADVISER
                    STONEBRIDGE CAPITAL MANAGEMENT, INCORPORATED
                          1801 Century Park East, Suite 1800
                            Los Angeles, California 90067

                                    TRANSFER AGENT
                           NATIONAL FINANCIAL DATA SERVICES
                              1004 Baltimore, Dwight 4,
                             Kansas City, Missouri 64105

                                      CUSTODIAN
                                  FIFTH THIRD BANK
                                 Fifth Third Center,
                                Cincinnati, Ohio 45263

                            ADMINISTRATOR AND DISTRIBUTOR
                           ALPS MUTUAL FUNDS SERVICES, INC.
                          370 Seventeenth Street, Suite 3100
                                Denver, Colorado 80202

                                    LEGAL COUNSEL
                          PAUL, HASTINGS, JANOFSKY & WALKER
                           555 S. Flower Street, 23rd Floor
                            Los Angeles, California 90071

                                 INDEPENDENT AUDITORS
                                HEIN + ASSOCIATES LLP
                          717 Seventeenth Street, Suite 1600
                                Denver, Colorado 80202


This report and its financial statements are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

The enclosed annual report covers Stonebridge Aggressive Growth Fund Inc.'s fiscal year ended October 31, 1997. During this period the Fund achieved a total return of 22.89% as compared to the New York Stock Exchange Composite Index with income return of 28.48% and the Russell 2000 Index with income (small caps) return of 27.22%. On October 31, 1997, the Fund's net asset value per share was $13.27.

The Year in Review

Equity markets around the world largely continued their pattern of volatility. The U.S. economy remained relatively strong. We realized substantial gains in stocks such as Amgen, Applied Materials, Opal, Microsoft, Hutchinson Technology, Verifone, Vitesse Semiconductors and Ultratech Stepper. Some losses were realized in a limited number of small (microcap) companies as we took deliberate action to move away from the limited liquidity associated with these issues. Companies such as Nicollet Process Engineering, U-ship, Coffee People, Medi-Ject and Daw Technologies were therefore eliminated from the portfolio. Net capital gains realized totaled in excess of $900,000 for the year.

We established new positions in Qualcomm, Cisco, ASM Lithography, Hummingbird Communications, and Rational Software and increased our holdings in Vicor, Chiron, and La Jolla Pharmaceutical. Turnover of the equities held by the Fund was 88%. On October 31, 1997, the Fund's largest industry exposures were in Computer Software at 18.6%, Medical/Biotechnology at 15.7%, Computer Hardware at 11.7%, Semiconductors at 10.0%, and Data Communications and Networking at 7.4%.

The financial turmoil in Asia has affected markets worldwide. The Stonebridge Aggressive Growth Fund does not have any direct exposure to Asian securities. However many U.S. based companies, including those whose securities are held by our Fund, have meaningful exposure to those markets. This is the direct result of the globalization of their supplier and customer base. For the past several years, the Asian region has proved to be a source of dramatic growth due to the rapid pace of its economic expansion.

Volatility, while uncomfortable in the short term, can create opportunity in the intermediate to long term. We expect to be able to purchase high quality, growth companies at attractive valuations to the benefit of our shareholders.

Stonebridge Aggressive Growth Fund is a no-load, open-end investment company which offers investors the opportunity to own a professionally managed, actively supervised, diversified portfolio. The principal objective of the Fund is long-term growth of capital. Current income is a secondary consideration.

Thank you for your investment in the Stonebridge Aggressive Growth Fund. Should you have questions or concerns, please call a Shareholder Services Representative at 1-800-639-3635.

Sincerely,


/s/ John G. Ayer


Stonebridge Aggressive Growth Fund, Inc.
John G. Ayer, Ph.D.
President




CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND,
   INC. VS. NYSE COMPOSITE INDEX AND THE RUSSELL 2000 WITH INCOME FROM
                   NOVEMBER 1, 1987 TO OCTOBER 31, 1997

[GRAPH]

Average Annual Total Return              Final Portfolio Values
Periods Ended October 31, 1997  Stonebridge Aggressive Growth Fund, Inc. $33,345
                                NYSE Composite Index                     $34,020
1 Year    5 Years   10 Years    Russell 2000                             $36,637
22.89%    16.16%    12.80%

                                 FACTS ABOUT THE FUND

     When you buy shares of most mutual funds, the purchase price usually includes a sales charge that may be as high as 8.25% of the purchase price. These are known as "load" funds. Stonebridge Aggressive Growth Fund, Inc. differs from these funds because it imposes no sales charge and is commonly referred to as a "no-load" Fund. When you invest in Stonebridge Aggressive Growth Fund, Inc., you purchase shares at net asset value since no sales charge and no commission is paid to anyone, nothing is deducted for sales expense from the price you pay for your shares, and every dollar you invest in the Fund is put to work for you. The primary objective of the Fund is long-term growth of capital. Production of short-term income is a secondary consideration.

     The Fund offers a means of participating in the expansion and profits of the economy through a diversified common stock program, as well as an opportunity to hedge against the continuing decline in the purchasing power of money. Shareholders own in a single security a proportionate interest in a continuously managed portfolio of many securities representing a cross section of progressive American companies. After payment of operating expenses, all income and profits realized from the Fund's investments are distributed to the shareholders.

     Investment advice is provided by the investment counseling firm of Stonebridge Capital Management, Inc., which also acts as investment adviser on an annual fee basis to another mutual fund, Stonebridge Growth Fund, Inc. and to substantial individual and institutional accounts. Thus, through the medium of the Fund, investors of more limited means are offered the benefits and advantages of competent, qualified investment management on an economical basis.

     Shares of the Fund are priced daily and fluctuate in accordance with changes in the market value of the securities owned by the Fund. The Fund will, at any time, repurchase its shares at the applicable net asset value per share.

                             INDEPENDENT AUDITOR'S REPORT


BOARD OF DIRECTORS AND SHAREHOLDERS
STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
LOS ANGELES, CALIFORNIA

     We have audited the accompanying statement of assets and liabilities of Stonebridge Aggressive Growth Fund, Inc., (the "Fund") including the statement of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996, and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the five years in the period ended October 31, 1997. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to in the first sentence above present fairly, in all material respects, the financial position of Stonebridge Aggressive Growth Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 1997 and 1996, and the selected per share data and ratios for each of the five years in the period ended October 31, 1997, in conformity with generally accepted accounting principles.



HEIN + ASSOCIATES LLP


Denver, Colorado
December 1, 1997

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                               STATEMENT OF INVESTMENTS
                                   OCTOBER 31, 1997


                                                                         SHARES OR
                                                                         PRINCIPAL           MARKET
                                                                          AMOUNT             VALUE*
                                                                          ------             -----

COMMONSTOCKS (84.4%)
     BASIC MATERIALS (0.6%)
          SPECIALTY CHEMICALS (0.6%)
          Cyanotech Corporation**. . . . . . . . . . . . . .               7,000             $29,969
                                                                                          ----------
          TOTAL BASIC MATERIALS. . . . . . . . . . . . . . .                                  29,969
                                                                                          ----------

     CAPITAL GOODS (3.3%)
          ELECTRICAL/ELECTRONICS (2.6%)
          Planar Systems, Inc. **. . . . . . . . . . . . . .               4,000              44,500
          Woodhead Industries, Inc.. . . . . . . . . . . . .               5,000              97,500
                                                                                          ----------
                                                                                             142,000
                                                                                          ----------
          MACHINERY (0.7%)
          Asahi/America, Inc.**. . . . . . . . . . . . . . .               5,000              36,250
                                                                                          ----------
          TOTAL CAPITAL GOODS. . . . . . . . . . . . . . . .                                 178,250
                                                                                          ----------
     CONSUMER CYCLICALS (3.3%)
          AUTOMOTIVE EQUIPMENT (1.1%)
          TBC Corporation**. . . . . . . . . . . . . . . . .               6,000              61,500
          RETAIL - GENERAL (2.2%)
          Casey's General Stores, Inc. . . . . . . . . . . .               2,500              60,313
          Inacom Corporation** . . . . . . . . . . . . . . .               2,000              61,625
                                                                                          ----------
          TOTAL CONSUMER CYCLICALS . . . . . . . . . . . . .                                 183,438
                                                                                          ----------

     CONSUMER STAPLES (18.5%)
          PHARMACEUTICALS (2.8%)
          Bio Rad Labs Class "A"** . . . . . . . . . . . . .               4,000              99,000
          Fuisz Technologies, Inc. Limited** . . . . . . . .               5,000              50,625
                                                                                          ----------
                                                                                             149,625
                                                                                          ----------
          MEDICAL/BIOTECHNOLOGY (15.7%)
          Alkermes Inc.**. . . . . . . . . . . . . . . . . .               3,000              68,250
          Chiron Corporation** . . . . . . . . . . . . . . .              10,000             192,500
          Gilead Sciences, Inc.**. . . . . . . . . . . . . .               4,000             136,500
          Immunex Corporation**. . . . . . . . . . . . . . .               2,000             128,000
          Interferon Sciences, Inc.**. . . . . . . . . . . .               3,750              34,687
          La Jolla Pharmaceutical Co.**. . . . . . . . . . .              15,000              75,000
          Martek Biosciences Corporation** . . . . . . . . .               8,000              89,000
          Mentor Corporation . . . . . . . . . . . . . . . .               2,500              91,094
          Onyx Pharmaceuticals, Inc.** . . . . . . . . . . .               5,000              38,125
                                                                                          ----------
          TOTAL CONSUMER STAPLES . . . . . . . . . . . . . .                              $1,002,781
                                                                                          ----------


                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                          STATEMENT OF INVESTMENTS, CONTINUED
                                   OCTOBER 31, 1997


                                                                         SHARES OR
                                                                         PRINCIPAL           MARKET
                                                                          AMOUNT             VALUE*
                                                                          ------             -----

 COMMONSTOCKS (CON'T.)
     FINANCIAL (3.4%)
          BANKS (3.4%)
          Popular, Inc.. . . . . . . . . . . . . . . . . . .               4,000             184,000
                                                                                          ----------
          TOTAL FINANCIAL. . . . . . . . . . . . . . . . . .                                 184,000
                                                                                          ----------

     TECHNOLOGY (54.0%)
          COMPUTER HARDWARE (11.7%)
          Cyberguard Corporation** . . . . . . . . . . . . .               6,000              49,500
          Hutchinson Technology, Inc.**. . . . . . . . . . .               4,000             105,500
          In Focus Systems, Inc.** . . . . . . . . . . . . .               5,000             163,750
          Seagate Technology** . . . . . . . . . . . . . . .               4,000             108,500
          Sequent Computer Systems, Inc.** . . . . . . . . .              10,000             209,375
                                                                                          ----------
                                                                                             636,625
                                                                                          ----------
          COMPUTER SOFTWARE (18.6%)
          Adobe Systems,Inc. . . . . . . . . . . . . . . . .               3,000             143,249
          Analogy, Inc.**. . . . . . . . . . . . . . . . . .              10,000              59,374
          Hummingbird Communications** . . . . . . . . . . .               3,000             107,250
          McAfee Associates, Inc.**. . . . . . . . . . . . .               1,000              49,750
          Microsoft Corporation**. . . . . . . . . . . . . .               1,500             195,000
          Oracle Corporation** . . . . . . . . . . . . . . .               4,500             161,016
          Orcad Inc.** . . . . . . . . . . . . . . . . . . .              12,000             105,750
          Rational Software Corporation**. . . . . . . . . .              16,000             146,000
          Red Brick Systems, Inc.**. . . . . . . . . . . . .               6,000              47,250
                                                                                          ----------
                                                                                           1,014,639
                                                                                          ----------

          DATA COMMUNICATION & NETWORKING (7.4%)
          Ascend Communications, Inc.**. . . . . . . . . . .               3,000              81,000
          Cisco Systems,Inc.** . . . . . . . . . . . . . . .               1,000              82,031
          Qualcomm Incorporated**. . . . . . . . . . . . . .               2,000             112,750
          3Com Corporation** . . . . . . . . . . . . . . . .               3,000             124,313
                                                                                          ----------
                                                                                             400,094
                                                                                          ----------

          DESIGN & MANUFACTURING AUTOMATION (1.5%)
          Cognex Corporation** . . . . . . . . . . . . . . .               3,000              80,250
                                                                                          ----------

          ELECTRONICS (4.8%)
          Vicor Corporation**. . . . . . . . . . . . . . . .               8,000             258,000
                                                                                          ----------


          SEMICONDUCTORS (10.0%)
          Adflex Solutions, Inc**. . . . . . . . . . . . . .               2,500              55,625
          ASM Lithography Holding**. . . . . . . . . . . . .               1,000              73,250
          Cymer, Inc.**. . . . . . . . . . . . . . . . . . .               2,000              45,750


                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                          STATEMENT OF INVESTMENTS, CONTINUED
                                   OCTOBER 31, 1997


                                                                         SHARES OR
                                                                         PRINCIPAL           MARKET
                                                                          AMOUNT             VALUE*
                                                                          ------             -----

COMMONSTOCKS (CON'T.)
     TECHNOLOGY (CON'T)
          SEMICONDUCTORS (CON'T)
          Intel Corporation. . . . . . . . . . . . . . . . .               2,000             154,000
          Micrion Corporation**. . . . . . . . . . . . . . .               4,000              98,000
          Tegal Corporation**. . . . . . . . . . . . . . . .              10,000              68,750
          Triquint Semiconductor, Inc.** . . . . . . . . . .               2,000              49,000
                                                                                          ----------
                                                                                             544,375
                                                                                          ----------
          TOTAL TECHNOLOGY . . . . . . . . . . . . . . . . .                               2,933,987
                                                                                          ----------

     UTILITIES (1.3%)
          UTILITY-TELEPHONE (1.3%)
          Metro One Telecommunications** . . . . . . . . . .               7,500              68,438
                                                                                          ----------
          TOTAL UTILITIES. . . . . . . . . . . . . . . . . .                                  68,438
                                                                                          ----------

TOTAL COMMONSTOCKS(84.4%)
          (Cost $3,413,216). . . . . . . . . . . . . . . . .             234,750           4,580,859
                                                                                          ----------

CONVERTIBLE BONDS (1.9%)
          VLSI Technology, 8.25%, 10/01/05 . . . . . . . . .             100,000             101,750
          (Cost $99,483)                                                                   ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.2%)
          Fannie Mae Discount Note 12/22/97. . . . . . . . .             350,000             347,435
          Freddie Mac Discount Note 12/22/97 . . . . . . . .             100,000              99,267
                                                                                          ----------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS . . . . .                                 446,702
          (Cost $446,702)                                                                 ----------

MUTUAL FUND (MONEY MARKET INVESTMENTS) (3.3%)
          Fountain Square Money Market . . . . . . . . . . .             179,971             179,971
          (Cost $179,971)                                                                 ----------

TOTAL INVESTMENTS (97.8%)
          (Cost $4,139,372). . . . . . . . . . . . . . . . .                              $5,309,282

OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%) . . . . . . . .                                 120,521
                                                                                          ----------

NET ASSETS (100%). . . . . . . . . . . . . . . . . . . . . .                              $5,428,427
                                                                                          ----------
                                                                                          ----------


* The accompanying notes to financial statements are an integral part of the financial statements.
**   Securities on which no cash dividends were paid during the preceding twelve
     (12) months.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                         STATEMENT OF ASSETS AND LIABILITIES
                                  OCTOBER 31, 1997

ASSETS:
   Investments, at value (Cost - see below). . . . . . . . .    $ 5,309,282
   Receivable for investments sold . . . . . . . . . . . . .        169,182
   Dividends and interest receivable . . . . . . . . . . . .          4,900
   Prepaid Bond Expenses . . . . . . . . . . . . . . . . . .          1,523
   Other Assets. . . . . . . . . . . . . . . . . . . . . . .          1,141
                                                                 ----------
          TOTAL ASSETS . . . . . . . . . . . . . . . . . . .    $ 5,486,028
                                                                 ----------

LIABILITIES:
   Transfer Agent Fee. . . . . . . . . . . . . . . . . . . .    $    12,649
   Management Fee**. . . . . . . . . . . . . . . . . . . . .          4,989
   Custody Fee . . . . . . . . . . . . . . . . . . . . . . .          2,312
   Accounting Fee. . . . . . . . . . . . . . . . . . . . . .          4,600
   Legal Fee . . . . . . . . . . . . . . . . . . . . . . . .          9,189
   Audit Fee . . . . . . . . . . . . . . . . . . . . . . . .         11,873
   Trustee Fee . . . . . . . . . . . . . . . . . . . . . . .            590
   Printing Fee. . . . . . . . . . . . . . . . . . . . . . .          8,244
   Other payables. . . . . . . . . . . . . . . . . . . . . .          3,155
                                                                 ----------

          TOTAL LIABILITIES. . . . . . . . . . . . . . . . .    $    57,601
                                                                 ----------

   NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    $ 5,428,427
                                                                 ----------
                                                                 ----------

COMPOSITION OF NET ASSETS:
   Capital Stock (Par Value $1.00) . . . . . . . . . . . . .    $   409,077
   Paid in capital . . . . . . . . . . . . . . . . . . . . .      3,552,168
   Over-distributed net investment income. . . . . . . . . .       (930,597)
   Accumulated net realized gain on investments. . . . . . .      1,227,869
   Net unrealized appreciation in value of investments . . .      1,169,910
                                                                 ----------
   NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    $ 5,428,427
                                                                 ----------
                                                                 ----------

NET ASSET VALUE PER SHARE:
   Net assets. . . . . . . . . . . . . . . . . . . . . . . .    $ 5,428,427
                                                                 ----------
   Shares of beneficial interest outstanding . . . . . . . .        409,077
   Net asset value and redemption price per share. . . . . .         $13.27
                                                                 ----------

   COST OF INVESTMENTS . . . . . . . . . . . . . . . . . . .    $ 4,139,372
                                                                 ----------
                                                                 ----------


* The accompanying notes to financial statements are an integral part of the financial statements.
** Related Party

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                                STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED OCTOBER 31, 1997


INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . .    $     4,220
   Interest. . . . . . . . . . . . . . . . . . . . . . . . .         61,858
                                                                 ----------

          TOTAL INCOME . . . . . . . . . . . . . . . . . . .    $    66,078
                                                                 ----------

EXPENSES:
   Investment Advisory Fee . . . . . . . . . . . . . . . . .    $    33,694
   Administrative Fee. . . . . . . . . . . . . . . . . . . .         15,000
   Transfer Agency Fee . . . . . . . . . . . . . . . . . . .         22,783
   Accounting Fee. . . . . . . . . . . . . . . . . . . . . .          5,850
   Legal   . . . . . . . . . . . . . . . . . . . . . . . . .         18,630
   Printing. . . . . . . . . . . . . . . . . . . . . . . . .          4,442
   Registration Fee. . . . . . . . . . . . . . . . . . . . .            426
   Audit   . . . . . . . . . . . . . . . . . . . . . . . . .         10,593
   Custodian . . . . . . . . . . . . . . . . . . . . . . . .          9,000
   Corporate Expense . . . . . . . . . . . . . . . . . . . .         13,624
   Trustee . . . . . . . . . . . . . . . . . . . . . . . . .          1,640
   Other   . . . . . . . . . . . . . . . . . . . . . . . . .         14,067
                                                                 ----------

          TOTAL EXPENSES . . . . . . . . . . . . . . . . . .    $   149,749
                                                                 ----------
                                                                 ----------

NET INVESTMENT INCOME (LOSS) . . . . . . . . . . . . . . . .    $   (83,671)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net Realized Gain (Loss)on Investments. . . . . . . . . .     $1,006,649
   Unrealized Appreciation (Depreciation)
     Beginning of Period . . . . . . . . . . . . . . . . . .      1,116,683
     End of Period . . . . . . . . . . . . . . . . . . . . .      1,169,910
                                                                 ----------

   Change in net unrealized appreciation/depreciation. . . .         53,227
                                                                 ----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS. . . . . .      1,059,876
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . .    $   976,205
                                                                 ----------
                                                                 ----------


* The accompanying notes to financial statements are an integral part of the financial statements.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                         STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          YEARS ENDED OCTOBER 31,
                                                                                         1997                1996
                                                                                    -------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . .              $   (83,671)        $   (56,177)
   Net Realized Gain On Investments. . . . . . . . . . . . . . . . . .                1,006,649             884,070
   Net Increase In Unrealized Appreciation/Depreciation. . . . . . . .                   53,227            (590,898)
                                                                                    -------------------------------

          INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . .                  976,205             236,995
                                                                                    -------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Realized Gain On Investments. . . . . . . . . . . . . . . . . .                 (884,196)           (449,307)
   Change in Net Assets Derived from Investment Activities . . . . . .                   92,009            (212,312)
                                                                                    -------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
   Net Increase (Decrease) in Net Assets Derived From
     Beneficial Interest Transactions - Note 4 . . . . . . . . . . . .                  797,820             599,614
                                                                                    -------------------------------

          NET  INCREASE (DECREASE) IN NET ASSETS . . . . . . . . . . .                  889,829             387,302
                                                                                    -------------------------------

NET ASSETS:
   Beginning of period . . . . . . . . . . . . . . . . . . . . . . . .                4,538,598           4,151,296
                                                                                    -------------------------------

   End of period (including overdistributed net investment income
      of $930,597 and $846,923, respectively). . . . . . . . . . . . .              $5,428,427          $ 4,538,598
                                                                                    -------------------------------
                                                                                    -------------------------------


* The accompanying notes to financial statements are an integral part of the financial statements.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                                 FINANCIAL HIGHLIGHTS

              SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                 THROUGHOUT EACH YEAR


                                                                           FOR THE YEARS ENDED OCTOBER 31,
                                                            1997           1996           1995           1994           1993

Net Asset Value, Beginning of Period . . . . . . . . .     $13.19         $13.97         $10.24         $12.07         $11.58
                                                           ------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income . . . . . . . . . . . . . . .      (0.20)         (0.17)         (0.26)         (0.29)         (0.21)
   Net Realized and Unrealized Gain (Loss)
     on Investments. . . . . . . . . . . . . . . . . .       2.83           0.90           4.51           0.55           1.56
                                                           ------------------------------------------------------------------
     Total Income from Investment Operations . . . . .       2.63           0.73           4.25           0.26           1.35
                                                           ------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
   Distributions from net realized gain on
     investments . . . . . . . . . . . . . . . . . . .      (2.55)         (1.51)         (0.52)         (2.09)         (0.86)

   Total Distributions to shareholders . . . . . . . .      (2.55)         (1.51)         (0.52)         (2.09)         (0.86)
                                                           ------------------------------------------------------------------

Net Asset Value, End of Period . . . . . . . . . . . .     $13.27         $13.19         $13.97         $10.24         $12.07
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

Total Return . . . . . . . . . . . . . . . . . . . . .     22.89%          5.70%         43.71%          1.86%         11.80%
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000s) . . . . . . . .     $5,428         $4,539         $4,151         $2,992         $3,024
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

   Ratio of Operating Expenses to
     Average Net Assets. . . . . . . . . . . . . . . .      2.90%          2.29%          3.10%          3.51%          2.81%
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

   Ratio of Net Investment Income (Loss) to
     Average Net Assets. . . . . . . . . . . . . . . .      (1.62)%        (1.26)%        (2.10)%        (2.86)%        (1.82)%
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

   Portfolio Turnover Rate** . . . . . . . . . . . . .        88%           108%            60%            43%            50%
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

   Average Commission Rate***. . . . . . . . . . . . .     $.1044         $.1248              -              -              -
                                                           ------------------------------------------------------------------
                                                           ------------------------------------------------------------------

  * The accompanying notes to financial statements are an integral part of the financial statements.
 ** A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                             NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Aggressive Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange or quoted on NASDAQ are valued at the last sales price on the date of valuation. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price.

     Short-term debt securities consist of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Amortization of premiums and accretion of discounts is accrued and recorded daily.

     FEDERAL INCOME TAXES -- No provision for Federal income taxes is necessary since the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and distribute substantially all of its net investment income and realized gains from investment transactions to its shareholders each year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate charaterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition.

     DISTRIBUTIONS --Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

     OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis the Fund uses for Federal income tax purposes.

     USE OF ESTIMATES -- The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those statements.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS (CONT'D)

2.   INVESTMENT TRANSACTIONS:

     Purchases and sales of investment securities (excluding short-term securities), for the year ended October 31, 1997 were as follows:

                                             Purchases        Sales

          Common Stocks                      $3,950,257     $3,994,196

     As of October 31, 1997

          Gross appreciation (excess of value over cost)    $1,387,914
          Gross depreciation (excess of cost over value)      (218,004)
                                                            ----------
          Net unrealized appreciation                       $1,169,910

     This amount represents the net increase in the value of investments (all of which are represented by long transactions) held during the year.

3.   TRANSACTIONS WITH AFFILIATES:

     From November 1, 1996 to July 22, 1997, the following Investment Adviser Agreement was in place with Stonebridge Capital Management, Incorporated (Stonebridge). Certain officers and directors of the Fund are affiliated with Stonebridge. Under the Agreement, the Fund pays a monthly advisory fee to Stonebridge for a continuous investment program approximately equivalent, on an annual basis, to the sum of: (a) 1/2 of 1% of the average weekly net assets on the first $10,000,000 of assets; (b) 1/4 of 1% on the next $15,000,000; and 1/8 of 1% of the excess over $25,000,000. For these fees, Stonebridge provides to the Fund, in addition to investment advice and management, the services of the Fund's officers and other personnel, except that by contract the Fund is obligated to pay the costs of services of its principal financial officer and of personnel operating under the direction of the principal financial officer. Officers salaries paid by the Fund during the year ended October 31, 1997 amounted to $13,525.

     The Agreement provides that the advisory fee will be reduced by the amount which will reduce the total expenses of the Fund, including the advisory fee, but excluding taxes and interest to the amount of the aggregate annual expenses (2 1/2% of the first $30,000,000 of the Fund's average weekly net assets, 2% of the next $70,000,000 of the average weekly net assets, and 1 1/2% of the average weekly net assets in excess of $100,000,000 calculated on a monthly basis) which, if exceeded, would result in the denial of the California Department of Corporations of a permit allowing the shares of the Fund to be sold in California. Subsequent to October 31, 1986, the Fund applied for a variance from the limitation on aggregate expenses. The variance was granted on February 13, 1987, permitting custodial fees and expenses, transfer agent fees and expenses, and accounting fees to be excluded from aggregate annual expenses for purposes of computing the expense limitation. The variance applies to the fiscal year ended

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS (CONT'D)

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

     October 31, 1986 and future years, or until such time as the variance is revoked by the California Department of Corporations. For the fiscal year ended October 31, 1997, applicable operating expenses did not exceed the statutory limitations.

     On July 23, 1997, the Fund entered into a new investment advisory agreement with Stonebridge. For the services provided and the expenses assumed pursuant to this agreement, the Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation a fee, computed daily and paid monthly (in arrears), at the annual rate of 1% of the average daily net assets of the Fund.

     The Investment Adviser may from time to time voluntarily agree to reduce its fees or absorb other operating expenses to ensure that the expenses of the Fund do not exceed certain limitations. In such event, any such reductions and other expenses paid by the Investment Adviser will be repaid to the Investment Adviser by the Fund, without interest, at such later time or times as they may be repaid without causing the aggregate operating expenses of the Fund to exceed such voluntary expense limitations. In the event this Agreement is terminated for any reason, any such repayment obligation will also be terminated without further liability to the Fund.

4.   CAPITAL STOCK:

     At October 31, 1997, there were indefinite shares of $1.00 par value capital stock authorized shares. Transactions in shares of capital stock for the years ended October 31, 1997 and 1996, were as follows:


                                                                        SHARES                       AMOUNT
                                                                 1997           1996          1997           1996
                                                                 ----           ----          ----           ----
          Shares Sold . . . . . . . . . . . . . . . . .         28,323         19,796      $ 378,125      $ 268,106
          Shares Issued to Shareholders
            in Reinvestment of Dividends. . . . . . . .         71,471         33,801        844,073        425,557
          Less Shares Redeemed. . . . . . . . . . . . .        (34,794)        (6,761)      (424,378)       (94,049)
                                                                ---------------------------------------------------
          Net Increase. . . . . . . . . . . . . . . . .         65,000         46,836        797,820        599,614


5.   DISTRIBUTION TO SHAREHOLDERS:

     On December 26, 1996, a distribution of $2.55 per share, aggregating $884,196 was declared from net realized gains from investment transactions.

                       STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.



PORTFOLIO MANAGERS:      Dr. John Ayer
                         Charles Woodhouse


CUSIP:                   822998010

E-MAIL ADDRESS:          StonebridgeFunds@ALPSINC.com

SHAREHOLDER SERVICES
PHONE NUMBER:            1-800-639-3935